                           RESTRICTED STOCK AGREEMENT
                           --------------------------

     AGREEMENT, made this 14th day of August, 2003, between Finlay Enterprises, Inc., a Delaware corporation (the "Company"), and Arthur E. Reiner (the "Grantee").

     1. PURPOSE. The purpose of this Restricted Stock Agreement (the "Agreement"), is to provide an incentive and reward to the Grantee who is the Chairman, President and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of Finlay Fine Jewelry Corporation ("Finlay"), who, by his industry, loyalty and exceptional service, has contributed to, and will continue to contribute to, the growth and development of the Company.

     2. SHARES AWARDED.

        (a) The Grantee is hereby awarded 50,000 shares of Common Stock, $.01 par value, of the Company (the "Shares"), which Shares shall be subject to the vesting provisions and other restrictions set forth herein:

        (b) The Shares are granted pursuant to the Company's 1997 Long Term Incentive Plan, as amended (the "Plan"). The Shares are subject to all of the applicable provisions of the Plan which are incorporated herein by reference, and any conflict between the terms of this Agreement and those of the Plan shall be resolved in favor of the terms of the Plan.

        (c) Capitalized terms used herein which are defined in the Employment Agreement dated as of January 3, 1995, as amended, among the Grantee, the Company and Finlay (the "Employment Agreement"), shall have the meanings therein defined.

     3. CERTIFICATES, ESCROW, VOTING, DIVIDENDS, ETC.

     (a) Concurrent with the execution and delivery of this Agreement, or as soon thereafter as is practicable, a certificate covering the Shares shall be issued in the name of the Grantee, which certificate shall be escrowed with the Secretary of the Company (the "Escrow Agent"). Such certificate shall have stamped thereon a legend indicating that the Shares are subject to the restrictions set forth in this Agreement, as more fully described in Section 7 below.

     (b) During the period of time such shares are subject to the restrictions hereunder, the Grantee shall, nevertheless, have all the rights of a stockholder with respect to such Shares, including the right to vote such Shares at any meeting of the common stockholders of the Company and the right to receive all cash and other dividends or distributions paid with respect to such Shares.

     (c) In the event the Company shall effect any dividend or other distribution in the form of shares of Common Stock, or there shall occur any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event which affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of the Grantee hereunder, then the Company shall, in such manner as it may deem equitable, adjust the number and/or type of securities issued to Grantee pursuant to Section 2 hereof after the effective date of such dividend or distribution or other corporate transaction or event.

     4. VESTING AND OTHER RESTRICTIONS.

        (a) The Shares granted hereunder shall vest in accordance with the following schedule:

                                                   PORTION OF SHARES
          TRANCHE               DATE                WHICH ARE VESTED
          -------               ----               -----------------
             A           January 31, 2005                 50%
             B           June 30, 2007                    50%

       (b) The Shares are hereby awarded to Grantee on the condition that he remain in the employment of the Company through the applicable vesting dates (the "Restricted Periods") subject to the terms hereof.

       (c) Notwithstanding anything to the contrary herein contained or in the Employment Agreement, (i) a pro rata portion of the Shares (based on, for shares included in Tranche A, the number of full calendar months Grantee is employed with the Company from the date of this Agreement through January 31,

2005 and, for Shares included in Tranche B, the number of full calendar months he is employed with the Company from the date of this Agreement through June 30,
2007) shall be deemed vested and nonforfeitable if the Grantee is terminated without Cause by the Company or the Grantee terminates employment for Good Reason or if the Grantee's employment is terminated by reason of his death or disability, and the balance of the Shares not so vested shall be deemed absolutely forfeited; and (ii) upon termination of the Grantee's employment for any reason coincident with or following a Change of Control, all of the Shares shall be deemed vested and nonforfeitable and no portion thereof shall be deemed forfeited.

       (d) Upon Shares becoming vested hereunder, all restrictions in respect of this Agreement (excluding the Stockholders' Agreement and Registration Rights Agreement as such terms are defined in Section 5 below)) shall be removed from the certificates representing such Shares and the Escrow Agent of the Company shall deliver to the Grantee one or more certificates representing such vested Shares.

     5. STOCKHOLDERS AND REGISTRATION RIGHTS AGREEMENTS. The Grantee hereby acknowledges that he is a party to the Amended and Restated Stockholders' Agreement dated as of March 6, 1995 and the Registration Rights Agreement, dated as of May 26, 1993, each as amended (respectively the "Stockholders' Agreement" and the "Registration Bights Agreement"), by and among the Company, the Grantee, and certain other parties, and as such the Grantee will be subject, in addition to the provisions of this Agreement, to all of the terms, conditions and obligations of such agreements, including, without limitation, restrictions on the transferability of the Shares (and any other securities issued to him pursuant to Section 3(c hereof).

     6. RESTRICTIONS ON TRANSFER. The Grantee hereby represents and warrants to and agrees with the Company as follows:

       (a) The Shares (and any other securities issued pursuant to Section 3(c) hereof) may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the period commencing on the date hereof and terminating at the end of the applicable Restricted Period, unless the restrictions set forth herein terminate prior thereto in accordance with Section 4 hereof.

       (b) The Shares (and any other securities issued pursuant to Section 3(c) hereof) are being acquired by the Grantee for the Grantee's benefit and account for investment purposes, and not with a view to or for resale in connection with a public offering and distribution thereof.

       (c) The Shares (and any other securities issued pursuant to Section 3(c) hereof) will not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of by the Grantee in any manner, directly or indirectly, (i) without registration thereof under the Securities Act of 1933, as amended, and any applicable state "Blue Sky" laws unless an exemption from such registration is available and, if the Company so requests, the Grantee causes counsel satisfactory to the Company to deliver to the Company a written opinion of such counsel in form and substance satisfactory to the Company; or (ii) in violation of any law; or (iii) in violation of the Stockholders' Agreement or the Registration Rights Agreement.

     7. RESTRICTIVE LEGENDS. Subject to the terms hereof, all certificates representing Shares issued to the Grantee hereunder (and all certificates representing any other securities issued to Grantee hereunder) shall bear restrictive legends thereon substantially as follows:

     "THE SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE PROVISIONS OF A RESTRICTED STOCK AGREEMENT DATED AS OF AUGUST 14, 2003 BETWEEN THE COMPANY AND ARTHUR E. REINER, AND AN AMENDED AND RESTATED STOCKHOLDERS' AGREEMENT DATED AS OF MARCH 6, 1995 AND A REGISTRATION RIGHTS AGREEMENT DATED AS OF MAY 26, 1993, EACH AS AMENDED, BY AND AMONG THE COMPANY, ARTHUR E. REINER AND CERTAIN OTHER PARTIES, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY."

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL TO THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

     8. BINDING EFFECT. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                        FINLAY ENTERPRISES, INC.


                                        By /s/ Bruce E. Zurlnick
                                           ------------------------------
                                           Bruce E. Zurlnick
                                           Senior Vice President and
                                           Chief Financial Officer


                                        By /s/ Arthur E. Reiner
                                           ------------------------------
                                           Arthur E. Reiner